EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lufkin Industries, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas V. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas V. Smith

DouglasV. Smith
Chief Executive Officer
May 10, 2007

This certification is made solely for the purpose of 18 U.S.C. §1350, and not for any other purpose.